Exhibit 10.9

This is a translation of the original text in Chinese

Business Operation Agreement

This BUSINESS OPERATION AGREEMENT (this “Agreement”), dated November 15, 2006, is made in Shenzhen by and between:

Party A: Giganology (Shenzhen) Ltd.

Legal Address: 11th Floor, Shuguang Plaza, South District of High-tech Park, Nanshan District, Shenzhen, Guangdong, PRC;

And

Party B: Shenzhen Xunlei Networking Technologies Co., Ltd.

Legal Address: 11th Floor East, Shuguang Plaza, Ke Ji Nan Shi Er Road, Nanshan District, Shenzhen, Guangdong, PRC

And

Party C:

(1)   Zou Shenglong, PRC resident ID number ####, with home address located at ####;

(2)   Cheng Hao, PRC resident ID number ####, with home address located at ####;

(3)   Wang Fang, PRC resident ID number ####, with home address located at ####;

(4)   Shi Jianming, PRC resident ID number ####, with home address located at ####; and

(5)   Guangzhou Shulian Information Investment Co., Ltd., business license No. ####, with registered address located at Room 404, 1069 Xiagang Avenue, Guanghzou Economy & Technology Development Zone, Guangdong, PRC.

(Collectively, the “Parties”)

WHEREAS:

1.             Party A is a duly registered and established wholly foreign owned enterprise in the People’s Republic of China (the “PRC”);

2.             Party B is a limited liability company registered and established in the PRC;

3.             Party A and Party B has established a business cooperation relationship by entering into the Software and Proprietary Technology License Agreement, Exclusive Technical Support and Services Agreement, Exclusive Technology Consulting and Training Agreement, Supplemental Agreement to Exclusive Technology Support and Services Agreement, and Supplemental Agreement to Exclusive Technology Consulting and Training Agreement; Party B will make certain payments to Party A under the above mentioned agreements. Therefore, the daily business operation of Party B will substantially affect its ability to pay to Party A.

4.             The individuals of Party C are Party B’s shareholder (“Shareholders”), which jointly hold 100% equity interests of Party B.

NOW, THEREFORE, the Parties agree and intend to be bound as follows through friendly negotiations and in accordance with the principles of equality and mutual benefit:

1.             Obligations of Omission

In order to ensure Party B’s performance of all the aforesaid agreements entered into by it with Party A as well as Party B’s performance of all of its obligations thereunder, the Shareholders hereby confirm and agree that, unless consented by Party A, Party A’s parent company, or any other designated parties in advance, Party B will not conduct any transaction which might substantially affect Party B’s assets, business, employees, obligations, rights or operation, including with limitation:

1.1          to conduct any activity beyond the company’s business scope, or to conduct the business in a way different from the past adopted ways or normal ways operating business;

1.2          to borrow money from any third party, or become liable for any third party;

1.3          to change or fire any director of the company, or replace any senior management of the company;

1.4          to sell to or buy from any third party, or dispose of in any other way, any asset or right in a value above Renminbi Two Hundred Thousand Yuan (RMB200,000), including without limitation any intellectual property;

1.5          to provide to any third party, any guaranty by means of its assets or intellectual property, or any other guaranty in any other form, or create any other encumbrances over its assets;

1.6          to amend the articles of association of the company, or change the business scope of the company;

1.7          to change the company’s normal operation procedure, or amend any major internal rules or systems of the company;

1.8          to assign any of its rights or obligations hereunder to any third party;

1.9          to make major change to its business operation model, marketing strategy, operation plan or client relationship; or

1.10        to conduct any distribution of dividends or bonuses.

2.             Operation Management and Human Resources Management

2.1          Party B and the Shareholders hereby agree to accept the suggestions that Party A may from time to time make, regarding Party B’s employee recruitment and dismissal, daily corporate operation and management, and financial management system, to be strictly complied with by Party B.

2.2          Party B and the Shareholders hereby agree that, the Shareholders will, in accordance the procedures provided by laws, regulations, and the articles of association of Party B, elect the persons nominated by Party A as Party B’s directors and cause such directors to elect the person nominated by Party A as the Chairman of the Board of Directors, and appoint the persons nominated by Party A to serve the posts of Party B’s general manger, financial director or other senior management positions.

2.3          In the event that any of above mentioned directors or senior management nominated by Party A resigns from Party A, voluntarily or dismissed by Party A, such person will immediately lose the qualification to serve any post at Party B. In this circumstance, the Shareholders will immediately dismiss such person from the post severed by him or her at Party B, and elect and engage any other person nominated by Party A to serve such vacant post at Party B.

2.4          For the purpose of the above Article 2.3, the Shareholders will take all necessary internal and external corporate procedures to complete the above voting rights of such shareholders dismissal and engagement procedures pursuant to laws, the articles of association of the company, and this Agreement.

2.5          The Shareholders agree to additionally sign a Letter of Authorization substantially similar to the Schedule A hereto at the execution of this Agreement, in accordance with which, the Shareholders will irrevocably authorize the person nominated by Party A to exercise the rights of Shareholders on behalf of the Shareholders, and to exercise, in the name of the shareholders, all the Shareholder, at the Shareholders Meeting of Party B. The Shareholders further agree that they will replace the authorized person specified in the above Letter of Authorization from time to time according to Party A’s requirement.

3.             Others

3.1          In the event that any agreement by and between Party A and Party B terminates or expires, Party A shall be entitled to decide whether to terminate all the agreements by and between Party A and Party B, including without limitation the Technical Consulting and Support Contract.

3.2          Considering that Party A and Party B have already established business cooperation by signing agreements including the technical development contract, Party B’s daily business operation activities will substantially affect its ability to pay Party A. The Shareholders agree that, if they receive any bonuses or dividends distributed by Party B, or any other earnings or benefits from Party B (in whatever form) as Party B’s shareholders, then, the Shareholders shall unconditionally pay or transfer at no charge to Party A all the earnings or benefits received from Party B, and provide all the documents and take all the actions required by Party A for realization of such payment or transfer of the above-mentioned earnings or benefits.

4.             Integrity and Amendment

4.1          This Agreement, all the other agreements and/or documents referred to herein and all the agreements and/or documents expressly contemplated herein constitute the whole agreement reached by the Parties with respect to the subject matter of this Agreement, and replace all preceding oral and written agreements, contracts, memorandums of understanding and communications among the Parties regarding the subject matter of this Agreement.

4.2          No amendment to this Agreement shall become effective unless signed by the Parties in writing. Any amendment or supplemental to this Agreement duly signed by the Parties is an integral part of this Agreement, and shall have the same legal effect with this Agreement.

5.             Governing Law

The execution, validity, performance of this Agreement and the resolution of dispute in connection with this Agreement shall be governed by and interpreted in accordance with PRC laws.

6.             Dispute Resolution

6.1          Any dispute arising from the execution, performance, termination or validity of this Agreement or in connection with this Agreement shall be resolved by the Parties through friendly negotiations and, if negations fail, shall be submitted to China International Trade and Economic Arbitration Commission South China Sub-commission (“CIETAC South China Sub-commission”) for arbitration according to its then effective rules and proceeding. There will be one arbitrator who shall be appointed by the CIETAC South China Sub-commission according to above mentioned rules and proceeding. The arbitral award is final and binding upon the Parties. Unless otherwise provided by the arbitral award, the losing Party shall assume all the costs and expenses of arbitration and reimburse all the costs and expenses of arbitration incurred by the winning Party. If either Party needs to file a lawsuit for enforcement of the arbitral award, the losing Party shall reimburse the other Party for all reasonable expenses and legal fee so incurred by the other Party.

6.2          Each Party shall continue the performance of its obligations hereunder with good faith pursuant to this Agreement, unless it is disputed among the Parties.

7.             Notice

All the notices given by each Party for purpose of performance its rights or obligations hereunder shall be made in writing, and shall be delivered to the addresses of related Party or other Parties specified below in person, by registered mail, pre-paid post, recognized courier, or facsimile.

Party A:	Giganology (Shenzhen) Ltd.

Address:	11th Floor, Shuguang Plaza, South District of High-tech Park, Nanshan District, Shenzhen, Guangdong, PRC

Facsimile:	0755-26996974

Telephone:	0755-26996887

Attention:	Zou Shenglong

Party B:	Shenzhen Xunlei Networking Technologies Co., Ltd.

Address:	11th Floor East, Shuguang Plaza, Ke Ji Nan Shi Er Road, Nanshan District, Shenzhen, Guangdong, PRC

Facsimile:	0755-26993074

Telephone:	0755-26993076

Attention:	Zou Shenglong

Party C:

(1)           Zou Shenglong

Address:	####

Facsimile:	####

Telephone:	####

(2)           Cheng Hao

Address:	####

Facsimile:	####

Telephone:	####

(3)           Wang Fang

Address:	####

Facsimile:	####

Telephone:	####

(4)           Shi Jianming

Address:	####

Facsimile:	####

Telephone:	####

(5)           Guangzhou Shulian Information Investment Co., Ltd.

Address:	Room 404, 1069 Xiagang Avenue, Guanghzou Economy & Technology Development Zone, Guangdong, PRC

Facsimile:	020-38295235

Telephone:	020-38295116

8.             Effectiveness, Term and Others

8.1          Any written consent, suggestion or appointment or any decision which may have major impact on Party B’s daily operation that is made by Party A and referenced herein, shall be made by the Board of Directors of Party A.

8.2          This Agreement is signed by the Parties and becomes effective on the date first above written. The term of this Agreement is ten (10) years after becoming effective, unless Party A early terminates this Agreement. In the event that before this Agreement expires Party A intends to renew this Agreement, then the Parties shall extend the term of this Agreement according to Party A’s requirement, and additionally sign another business operation agreement or continue to perform this Agreement according to Party A’s requirement.

8.3          Throughout the term hereof, neither Party B nor the Shareholders may early terminate this Agreement. Party A has the right to terminate this Agreement at any time by giving a thirty(30)-day written notice to Party B and the Shareholders.

8.4          The Parties hereby acknowledges that, this Agreement is reached by the Parties according to the principle of equality and mutual benefit on a fair and reasonable basis. If any term or provision herein becomes illegal or unenforceable due to the governing law, then such term or provision shall be deemed to have been deleted from this Agreement and become invalid, however provided that, the remaining terms herein still remain valid, and the above mentioned term or provision shall be deemed not contemplated in this Agreement from the conclusion hereof. The Parties shall replace the deleted terms with legal and valid terms which are acceptable to all the Parties through negotiations.

8.5          Any failure or delay to exercise any of its rights, power, or privileges under this Agreement by either Party will not operate as its waiver of such right, power or privilege. Single or partial exercise of any right, power or privilege by either Party shall not exclude its exercise of any other rights, power or privileges.

8.6          The Parties signed a Equity Interests Disposal Agreement, which becomes effective as of the effectiveness of this Agreement.

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the day and year first above written.

[Execution page of this Business Operation Agreement]

Party A: Giganology (Shenzhen) Ltd.

By:	/s/ Legal Representative/Authorized Representative

(Affixed with common seal of the company)

Party B: Shenzhen Xunlei Networking Technologies Co., Ltd.

By:	/s/ Legal Representative/Authorized Representative

(Affixed with common seal of the company)

Party C:

By:	/s/ Zou Shenglong

(Signature/Seal)

By:	/s/ Cheng Hao

(Signature/Seal)

By:	/s/ Wang Fang

(Signature/Seal)

By:	/s/ Shi Jianming

(Signature/Seal)

Guangzhou Shulian Information Investment Co., Ltd.

By:         /s/ Legal Representative/Authorized Representative

(Affixed with common seal of the company)

Supplemental Agreement to the Business Operation Agreement

This supplemental agreement to the business operation agreement (this “Supplemental Agreement”), dated March 1, 2012, is made in Shenzhen by and among:

Party A: Giganology (Shenzhen) Ltd.

Legal Address: Room 802, Building 11, Shenzhen Software Park, Central District of High-tech Park, Nanshan District, Shenzhen, Guangdong, PRC.;

And

Party B: Shenzhen Xunlei Networking Technologies Co., Ltd.

Legal Address: 7th and 8th Floor, Building 11, Shenzhen Software Park, Ke Ji Zhong Er Road, Nanshan District, Shenzhen, Guangdong, PRC.

And

Party C:

(1)                                 Zou Shenglong (“Party A”), PRC resident ID number ####, with home address located at ####;

(2)                                 Cheng Hao (“Party B”), PRC resident ID number ####, with home address located at ####;

(3)                                 Wang Fang (“Party C”), PRC resident ID number ####, with home address located at ####;

(4)                                 Shi Jianming (“Party D”), PRC resident ID number ####, with home address located at ####;

(5)                                 Guangzhou Shulian Information Investment Co., Ltd. (“Party E”), business license No. ####, with registered address located at Room A226, Chuangshi Building, No. 329 Qingnian Road, Guanghzou Economy & Technology Development Zone, Guangdong, PRC;

(Collectively, the “Parties”)

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WHEREAS:

1.                       Party A is a duly registered and established wholly foreign owned enterprise in the People’s Republic of China (the “PRC”);

2.                       Party B is a limited liability company registered and established in the PRC; Party C are the shareholders of Party B (the “Shareholders”), holding 100% shares of Party B.

3.                       The Parties have entered into a Business Operation Agreement on November 15, 2006 (the “Original Business Operation Agreement”).

4.                       The Parties through friendly negotiation and based on the principle of equality and mutual benefit, agree to enter into this Supplemental Agreement to amend and supplement the Original Business Operation Agreement.

The Parties hereby agree:

1.                       Adding Section “Performance Guarantee” to the Original Business Operation Agreement:

“(1) Party A and Party B agree, provided thatParty B satisfies the relevant provisions under this Agreement, Party A is entitled but not obliged to be the guarantor for Party B’s performance providing full guarantee for Party B’s performance under the agreements, contracts or transactions entered into between Party B and any other third party in relation to Party B’s business operation. As counter guarantee, upon Party A’s request, Party B agree to mortgage/charge the account receivables in connection with its business operation and all its corporate assets in favor of Party A. According to the above performance guarantee arrangement, when it is required, Party A is entitled (but not obliged) to enter into written guarantee agreement(s) with counter part(ies) in the capacity of Party B’s performance guarantor .

(2) Party B and its Shareholders hereby agree and confirm, if Part B needs any performance guarantee or a guarantee for any working capital loans, Party B will first seek Party A as its guarantor. Party A is entitled but not obliged to provide Party B appropriate guarantee based on its sole discretion. If Party A decides not to provide such guarantee, Party B may seek guarantee from other third party as permitted by Party A.”

2.                       This Supplemental Agreement becomes effective upon its execution by the Parties. This Supplemental Agreement is a supplement to the provisions in the Original Business Operation Agreement and shall have the same legal effect as the Original Business Operation Agreement. This Supplemental Agreement shall prevail should there be any conflict with the Original Business Operation

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Agreement.

3.                       This Supplemental Agreement is executed in Chinese in seven (7) counterparts with the same legal effect, each Party holding one counterpart.

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[Signature page to the Supplemental Agreement to the Business Operation Agreement]

Party A: Giganology (Shenzhen) Ltd.

/s Zou Shenglong
Legal/Authorized representative (Signature and Seal):
[Affixed with company seal]

Party B: Shenzhen Xunlei Networking Technologies Co., Ltd.

/s Zou Shenglong
Legal/Authorized representative (Signature and Seal):
[Affixed with company seal]

Party C:

Zou Shenglong
Signature/Seal:	/s/ Zou Shenglong

Cheng Hao
Signature/Seal:	/s/ Cheng Hao

Wang Fang
Signature/Seal::	/s/ Wang Fang

Shi Jianming
Signature/Seal:	/s/ Shi Jianming

Guangzhou Shulian Information Investment Co., Ltd.

/s/
Legal/Authorized representative (Signature and Seal):
[Affixed with company seal]